UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                           -------------------------

          Date of Report (Date of earliest event reported): April 14, 2005

                                  MERISEL, INC.
             (Exact name of registrant as specified in its charter)

              Delaware           01-17156                       95-4172359
        (State or other        (Commission                (I. R. S. Employer
        jurisdiction  of        File Number)              identification No.)
         incorporation)

        127 W. 30th Street                                        10001
        New York, New York                                     (Zip Code)
      (Address of principal
        executive offices)
                           --------------------------

        Registrant's telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below) :

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry Into a Material Definitive Agreement

           The information set forth under Item 5.02 of this report is incorporated to this Item 1.01 by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 14, 2005, the Board of Directors of Merisel, Inc. (the "Company") appointed Allyson Vanderford, age 36, as Chief Financial Officer and Donald R. Uzzi, age 52, as Chairman of the Board of Directors.

         Ms. Vanderford joined the Company in April 1998 as Manager of Financial Planning and Analysis. In December 1999, she was promoted to the position of Director of Financial Planning and Analysis, and in April 2001 she was appointed Vice President, Finance and Treasurer. From 1995 to 1998, Ms. Vanderford was employed by the auditing firm of Deloitte & Touche, LLP, where she held the positions of staff accountant and senior accountant.

         Under the terms of Ms. Vanderford's employment arrangement with the Company, Ms. Vanderford will receive a base salary at the annual rate of $195,000. Upon the second and third anniversary of the appointment, Ms. Vanderford's base salary will increase to $215,000 and $235,000, respectively. Ms. Vanderford also has an annual bonus target equal to 50% of the annual base salary for the first and second year and 60% for the third year.

         There are no family relationships between Ms. Vanderford and any other director or executive officer of the Company.

         Ms. Vanderford is not a director of any other public or private companies.

         The Company has had no transaction since the beginning of its last fiscal year, and has no transactions proposed, in which Ms. Vanderford, or any member of her immediate family, has a direct or indirect material interest (other than compensation as Vice President, Finance and Treasurer, which the Company is required to disclose in its annual report on Form 10-K).

         Mr. Uzzi joined the Company in November 2004 as its President and Chief Executive Officer. The terms of Mr. Uzzi's employment and compensation have been previously disclosed on Form 8-K dated November 23, 2004 and is incorporated herein by this reference.

         With the exception of compensation paid under Mr. Uzzi's employment contract, Merisel has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Uzzi, or any member of his immediate family, has a direct or indirect material interest.

 Item 9.01        Financial Statements and Exhibits

               (c)      Exhibits

                  10.01    Summary Sheet for CFO Compensation

                            SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     MERISEL, INC.

Date:    April 20, 2005      By:  /s/Allyson Vanderford
                                ----------------------------------------------
                                 Name: Allyson Vanderford
                                 Title: Chief Financial Officer



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


                           EXHIBIT INDEX

Exhibit Number           Exhibit Description

10.1                     Summary Sheet for CFO Compensation